UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2015

 Oil States International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-16337	76-0476605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Allen Center 333 Clay Street, Suite 4620, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 652-0582

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07. Submission of Matters to a Vote of Security Holders

SIGNATURE

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Shareholders of Oil States International, Inc. (the “Company”) was held on May 12, 2015. At the Annual Meeting, the shareholders of the Company (i) elected three Class II nominees to the Board of Directors, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2015, and (iii) voted in favor of the compensation of the named executive officers. The voting results for each proposal are as follows:

1. To elect the three Class II nominees to the Board of Directors:

	For	Withheld	Broker Non-Votes
S. James Nelson	41,933,251	414,135	5,754,982
Gary L. Rosenthal	41,609,013	738,373	5,754,982
William T. Van Kleef	41,935,006	412,380	5,754,982

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2015:

For	Against	Abstain
47,679,083	331,808	91,477

3. To approve compensation of named executive officers:

For	Against	Abstain	Broker Non-Votes
41,020,091	1,216,217	111,078	5,754,982

    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oil States International, Inc.
(Registrant)

May 14, 2015	/s/ Sarah A. Munson
(Date)	Sarah A. Munson
Vice President, Controller and Chief Accounting Officer